UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST REPORTED EVENT - JUNE 17, 2005

                            CYGNI SYSTEMS CORPORATION
             (Exact name of Registrant as specified in its charter)

             NEVADA                     333116045               20-0909393
(State or other jurisdiction of        (Commission            (IRS Employer
          incorporation)               File Number)       Identification Number)

                               39 Woodstone Drive
                           Winnipeg, Manitoba, R2E 0M5
                    (Address of principal executive offices)

                                 (204) 295-8015
              (Registrant's telephone number, including area code)

                            303-167 Bannatyne Avenue
                           Winnipeg, Manitoba, R3B 0R4
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.01: Changes in Control of Registrant.

      On June 17, 2005, 4,000,000 shares of Cygni Systems Corporation (the "Company") were sold by Kim Friesen and Andrea Meakin (the "Sellers") to Dt Crystal Holdings Ltd. Dt Crystal Holdings Ltd. purchased these shares pursuant to a Share Purchase Agreement dated as of June 17, 2005. Dt Crystal Holdings Ltd. paid $155,000 for the 4,000,000 shares held by the Sellers.

      The 4,000,000 shares now owned by Dt Crystal Holdings Ltd. represent 79.18% of the 5,051,700 issued and outstanding shares of the Company.

      The source of the funds used for the purchase of these shares was the general operating funds of Dt Crystal Holdings Ltd.

      There are no agreements between the Sellers and Dt Crystal Holdings Ltd. which contemplate any continued involvement by the Sellers as employees, officers or directors of the Company. Ms. Freisen has resigned as a director and as the President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of the Company; Ms. Meakin has resigned as a director and as the Secretary and Treasurer of the Company.

      Mr. Claude Pellerin has been appointed as the Company's sole director. Mr. Pellerin will serve as the Company's President, Treasurer and Secretary.

Item 5.02: Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

      In connection with the Share Purchase Agreement referenced in Item 5.01 above, Ms. Freisen has resigned as a director and the President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of the Company; Ms. Meakin has resigned as a director and as the Secretary and Treasurer of the Company, in each case effective as of June 17, 2005. The resignation of Ms. Freisen and Ms. Meakin was in no way connected to a disagreement with the Company regarding operations, policies or practices.

      Effective as of June 17, 2005, Mr. Pellerin will serve as the Company's President, Treasurer and Secretary. There are no employment or other agreements between Mr. Pellerin and the Company regarding his service as an officer.

      Mr. Pellerin has been an attorney since 1997. He is currently a partner at the law firm of Hovington Pellerin Simard, where he has been since December of 2003. He has served as a director of several privately held companies.

      At the present time, the Company has no director's committees.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Cygni Systems Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CYGNI SYSTEMS CORPORATION

Dated: June 22, 2005


                                        By: /s/ Claude Pellerin
                                            -------------------------------
                                            Name:  Claude Pellerin
                                            Title: President, Treasurer and
                                                   Secretary